UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2010 (May 10, 2010)

SCI ENGINEERED MATERIALS, INC.
(Exact name of registrant as specified in its charter)

 Commission file number: 0-31641

Ohio	31-1210318
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2839 Charter Street, Columbus, Ohio	43228
(Address of principal executive offices)	(Zip Code)

(614) 486-0261

Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a), (b) The Audit Committee of the Board of Directors (the "Audit Committee") of SCI Engineered Materials, Inc. (the "Company") conducted a competitive process to select a firm to serve as the Company's independent registered public accounting firm for the year ending December 31, 2010.  The Audit Committee invited several firms to participate in this process.

As a result of this process and following careful deliberation, effective May 10, 2010, the Audit Committee approved the engagement of Crowe Horwath LLP ("Crowe") as the Company's independent registered public accounting firm for the year ending December 31, 2010. The Audit Committee also informed Maloney + Novotny LLC that it was dismissed as the Company’s independent registered public accounting firm effective May 10, 2010.

Maloney + Novotny's audit reports on the Company's financial statements as of and for the years ended December 31, 2009 and 2008, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2009 and 2008, respectively, and in the subsequent interim period through May 10, 2010, there were (i) no disagreements between the Company and Maloney + Novotny on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Maloney + Novotny, would have caused Maloney + Novotny to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Maloney + Novotny with a copy of the disclosures it is making in this Current Report on Form 8-K (the "Report") prior to the time the Report was filed with the Securities and Exchange Commission (the "SEC").

The Company requested that Maloney + Novotny furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of Maloney + Novotny’s letter dated May 12, 2010, is attached as Exhibit 99(a) hereto.

In deciding to engage Crowe, the Audit Committee reviewed auditor independence and existing commercial relationships with Crowe, and concluded that Crowe has no commercial relationship with the Company that would impair its independence. During the years ended December 31, 2009, and 2008, and in the subsequent interim period through May 10, 2010 neither the Company nor anyone acting on its behalf has consulted with Crowe on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Exhibit

99(a)	Letter of Maloney + Novotny LLC dated May 12, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCI ENGINEERED MATERIALS, INC.

Date: May 13, 2010	By: /s/ Daniel Rooney
Daniel Rooney
President and Chief Executive Officer